COMPOSITION OF CERTAIN FINANCIAL STATEMENT ITEMS (Details Narrative)	5 Months Ended
Dec. 31, 2016 USD ($)
Notes to Financial Statements
Property, plant and equipment recovery	$ 10,181
Accounts Payable - Related Parties	$ 37,826
Accounts Payable - Related Parties

i) $25,717 is due to Brazil Minerals and is comprised of $12,903  under the terms of a $2,500 per month service contract (prorated during the partial month of July) and for $12,813 in expenses paid on behalf of Jupiter Gold, ii) $8,922 is due to a subsidiary of Brazil Mineals in Brazil for payment of Brazilian-based expenses on behalf of MJL; and iii) the remaining balance of $3,188 is due to the Company's Chief Executive Officer for a required monthly honorarium of 880 Brazilian Real (approximately $270 based on the December 31, 2016 exchange rate). See Note 6.